BLACKROCK FUNDSSM

BlackRock High Equity Income Fund

(the “Fund”)

Supplement dated December 12, 2025 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 26, 2025, as supplemented to date

The following changes are made to the Fund’s SAI:

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Tony DeSpirito, Cem Inal, Kyle McClements, CFA, Tom Pierce, and David Zhao are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2025 (except as otherwise noted).

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony DeSpirito[1]	14 $27.53 Billion	12 $6.65 Billion	7 $287.60 Million	0 $0	0 $0	1 $54.32 Million
Cem Inal[2]	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Kyle McClements, CFA	15 $10.77 Billion	16 $2.54 Billion	0 $0	0 $0	$0 $0	0 $0
Tom Pierce	2 $853.26 Million	2 $536.27 Million	0 $0	0 $0	0 $0	0 $0
David Zhao	14 $27.53 Billion	12 $6.65 Billion	7 $287.60 Million	0 $0	0 $0	1 $54.32 Million

[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

[2]	Information provided as of October 31, 2025.

Portfolio Manager Compensation Overview

The discussion below describes the compensation of Tony DeSpirito, Kyle McClements, CFA, Tom Pierce, and David Zhao as of May 31, 2025 and the compensation of Cem Inal as of October 31, 2025. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Tony DeSpirito[1] Tom Pierce David Zhao Cem Inal	FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)
Kyle McClements, CFA	No Benchmarks

[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Inal, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Beneficial Holdings

As of May 31, 2025 (except as noted herein), the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Tony DeSpirito[1]	$500,001-$1,000,000
Cem Inal[2]	None
Kyle McClements, CFA	$50,001-$100,000
Tom Pierce	$10,001-$50,000
David Zhao	$50,001-$100,000

[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

[2]	Information provided as of October 31, 2025.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Shareholders should retain this Supplement for future reference.

SAI-HEI-1225SUP

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